Others, net (Tables)	12 Months Ended
Dec. 31, 2017
Others, net
Schedule of others non-operating income (expense), net

	For the year ended December 31,
	2015	2016	2017
	RMB	RMB	RMB
Foreign exchange gains/(losses), net	(56,992)	(143,125)	213,482
Government financial incentives	387,774	721,564	843,447
Impairment of investments	(611,108)	(542,946)	(139,823)
Gain from business and investment disposals	1,507	1,232,853	74,965
Others	133,012	275,030	324,337

Total	(145,807)	1,543,376	1,316,408